SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2020

BIO-TECHNE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-17272	41-1427402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

614 McKinley Place NE Minneapolis, MN 55413
(Address of Principal Executive Offices) (Zip Code)

(612) 379-8854
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TECH	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐     Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2020, Bio-Techne Corporation (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved a resolution to amend and restate the Company’s Second Amended and Restated 2010 Equity Incentive Plan (the “Plan” and, as amended and restated, the “Amended Plan”), including allocating an additional 1,300,000 shares for awards under the Amended Plan.

A description of the material terms of the Amended Plan is set forth in the Company’s definitive proxy statement relating to the Annual Meeting filed with the Securities and Exchange Commission on September 15, 2020 (the “Proxy Statement”).

Item 5.07          Submission of Matters to a Vote of Security Holders

A quorum was present at the Annual Meeting with 36,064,491 shares represented personally or by proxy, which represents approximately 94% of the outstanding shares of the Company's common stock. The voting results at the Annual Meeting were as set forth below.

Proposal No. 1 – The shareholders voted to set the number of directors at nine:

For	Against	Abstain	Broker Non-Vote
34,331,906	226,487	29,175	1,476,923

Proposal No. 2 – The shareholders elected each of the nominees to the Board of Directors:

	For	Against	Abstain	Broker Non-Vote
Charles R. Kummeth	34,176,342	391,047	20,179	1,476,923
Robert V. Baumgartner	32,651,329	1,916,092	20,147	1,476,923
Randolph C. Steer	33,346,095	1,221,267	20,206	1,476,923
John L. Higgins	32,853,736	1,713,478	20,354	1,476,923
Roeland Nusse	33,290,935	1,276,243	20,390	1,476,923
Julie L. Bushman	34,354,098	213,286	20,184	1,476,923
Joseph D. Keegan	34,286,936	280,470	20,162	1,476,923
Alpna Seth	33,381,799	1,185,660	20,109	1,476,923
Rupert Vessey	34,352,221	215,013	20,334	1,476,923

Each nominee was elected by a majority voting standard defined in the Amended and Restated Articles of Incorporation.

Proposal No. 3 – The shareholders adopted a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement:

For	Against	Abstain	Broker Non-Vote
33,274,193	1,255,564	57,811	1,476,923

Proposal No. 4 – The shareholders approved amendments to the Plan, as described in the Proxy Statement:

For	Against	Abstain	Broker Non-Vote
32,016,125	2,527,980	43,463	1,476,923

Proposal No. 5 – The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021.

For	Against	Abstain	Broker Non-Vote
35,192,229	844,958	27,304	N/A

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

10.1	Bio-Techne 2020 Equity Incentive Plan.

10.2	Form of Director Non-Qualified Stock Option Agreement.

10.3	Form of Employee Non-Qualified Stock Option Agreement (Global).

10.4	Form of Performance Vesting Cash Unit Agreement.

10.5	Form of Performance Vesting Incentive Stock Option Agreement.

10.6	Form of Performance Vesting Restricted Stock Agreement.

10.7	Form of Performance Vesting Restricted Stock Unit Agreement.

10.8	Form of Time Vesting Incentive Stock Option Agreement.

10.9	Form of Time Vesting Cash Unit Agreement.

10.10	Form of Time Vesting Restricted Stock Agreement.

10.11	Form of Time Vesting Restricted Stock Unit Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2020
BIO-TECHNE CORPORATION

/s/ Brenda S. Furlow
Brenda S. Furlow
Senior Vice President, General Counsel and Secretary